[Logo]    Scudder Medium Term Tax Free Fund Profile
---------------------------------------------------------------------------

     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
     ----------------------------------------------------------------------

     Fund Profile
     April 1, 1997

     ----------------------------------------------------------------------

     1. What Is The Fund's Objective?

     Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income tax and to limit principal fluctuation.

     2. What Does The Fund Invest In?

     At least 80% of the Fund's total assets will normally be invested in municipal bonds. The Fund normally expects to invest 100% of its portfolio assets in municipal securities, the interest on which is exempt from federal income tax. The Fund will invest primarily in high-grade, intermediate-term municipal bonds. The dollar-weighted average effective maturity of the Fund's portfolio will range between five and 10 years. The Fund may not purchase individual securities with effective maturities greater than 15 years.

     Normally, the Fund invests at least 65% of its net assets in municipal bonds which are rated within the three highest quality rating categories of Moody's Investors Service, Inc. (Aaa, Aa and A), Standard & Poor's or Fitch Investors Service, Inc. (AAA, AA and A) or equivalent ratings by another nationally recognized statistical rating organization, or, if unrated, judged by the Fund's investment adviser, Scudder, Stevens & Clark, Inc., to be of comparable quality at the time of purchase. The Fund will not invest in any debt security rated lower than Baa by Moody's, BBB by S&P or Fitch or their equivalents, as determined by the adviser. The Fund may, however, invest in a debt security so rated by one agency even though the security may be rated lower by one or more of the other agencies.

     For temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities. The Fund may invest more than 25% of its assets in industrial development or other private activity bonds.

     3. What Are The Risks Of Investing In The Fund?

     The Fund's share price and yield may fluctuate daily in response to changing bond market conditions. In addition, changes in fiscal and monetary policies, interest rate levels and general economic conditions may affect the Fund's share price and yield. The Fund's share price falls as interest rates rise. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking a higher level of federally tax-free income than offered by tax-free money market or other short-term investments, and:

        o can tolerate fluctuations in share price and yield,
        o an alternative to a tax-free money fund,
        o greater price stability than is generally available from longer-term municipal bonds, and
        o have or plan to have other investments for the benefit of diversification.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Medium Term Tax Free Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses (after expense maintenance) -- Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended December 31, 1995, during which Scudder maintained the total annualized expenses of the Fund at not more than 0.70% of average daily net assets from January 1, 1995 to October 31, 1995. Had Scudder not done so, expenses would have amounted to the figures below.

       Investment management fee (after waiver)           0.57%

       12b-1 fees                                         None

       Other expenses                                     0.15%
                                                          -----

       Total Fund operating expenses                      0.72%
                                                          =====

       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

        $7              $23               $40               $90

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on March 31, 1997 was 4.41%.

 THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

        BAR CHART TITLE: Total returns for years ended December 31:
        BAR CHART DATA:

                            1987        3.23%
                            1988        4.92
                            1989        6.00
                            1990        6.29
                            1991       12.13
                            1992        8.93
                            1993       10.94
                            1994       -3.50
                            1995       14.32
                            1996        4.02


                    The Fund's Average Annual Total Return
                    for the period ended March 31, 1997


                             One Year           4.72%
                             Five Years         6.76%
                             Ten Years          6.40%


     If the adviser had not maintained the Fund's expenses, the average annual total return for the one year, five year and ten year periods would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Donald C. Carleton has been a portfolio manager at Scudder since he joined the firm in 1983. M. Ashton Patton, Portfolio Manager, joined Scudder in 1986 and has been a portfolio manager since 1990.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by check, telephone, fax, or mail.

     10. When Are Distributions Made?

     Dividends are declared daily and distributed monthly. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Distributions of tax-exempt income are not subject to federal income taxes, except for the possible applicability of the alternative minimum tax. However, distributions may be subject to state and local income taxes. A portion of the Fund's income, including income from repurchase agreements, gains from options, and market discount bonds, may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Distributions of tax-exempt income are taken into consideration in computing the portion, if any, of Social Security and railroad retirement benefits subject to federal and, in some cases, state taxes.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund



     ----------------------------------------------------------------------
     [Logo]Scudder wants you to make informed investment decisions. This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

     ----------------------------------------------------------------------
     Contact Scudder